Exhibit 10.4.b

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AGREEMENT

This First Amendment to Second Amended and Restated Loan Agreement (this “Amendment”) is made as of this 11th day of February, 2014, among CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), on behalf of itself and certain other lenders (each a “Lender” and collectively, the “Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Loan Agreement dated as of August 1, 2013 (the “Loan Agreement”) wherein the Lenders agreed to provide certain term and revolving loans to Borrower (capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement); and

WHEREAS, Borrower, Administrative Agent and the Lenders have agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, the Loan Agreement is hereby amended as follows:

1. The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Applicable Margin” shall mean, for any day, with respect to any LIBO Rate Advances or Base Rate Advances as applicable for each Loan under the Revolving Facility or the Term Facility, as the case may be, the applicable rate per annum set forth below under the caption “LIBO Rate Advances” or “Base Rate Advances”:

Revolving Facility

Level	Leverage Ratio	LIBO Rate Advances Applicable Margin	Base Rate Advances Applicable Margin
1	≥ 55% but < 60%	2.25%	1.25%
2	≥ 50% but < 55%	1.95%	.95%
3	≥ 45% but < 50%	1.75%	.75%
4	< 45%	1.65%	.65%

Term Facility

Level	Leverage Ratio	LIBO Rate Advances Applicable Margin	Base Rate Advances Applicable Margin
1	≥ 55% but < 60%	2.05%	1.05%
2	≥ 50% but < 55%	1.75%	.75%
3	≥ 45% but < 50%	1.55%	.55%
4	< 45%	1.45%	.45%

Each change in the applicable LIBO Rate Advances Applicable Margin or the Base Rate Advances Applicable Margin, as the case may be, shall apply during the period commencing on the date of the most recent Compliance Certificate delivered to Administrative Agent and ending on the date of receipt of the next Compliance Certificate. If a Compliance Certificate is not delivered to Administrative Agent in accordance with the terms hereof, the Applicable Margin shall be deemed to be based on Level 1 until the required Compliance Certificate is delivered to Administrative Agent. The provisions of this definition shall be subject to Section 2.3.16.”

2. The definition of “Unsecured Debt” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Unsecured Debt” means any Debt (including indebtedness arising under any Swap Contract) of CRT and its Subsidiaries which is not Secured Debt.

4. Section 2.1.1(d)(ii)(A) of the Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(A) the representations and warranties contained in Article 6 and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.1.1(d), the representations and warranties contained in Section 6.8 shall be deemed to refer to the most recent statements furnished to the Administrative Agent, and except as to the representations and warranties in Sections 6.4, 6.7, 6.9, and 6.14 which may be modified only to reflect events occurring after the date hereof as specifically disclosed in writing to Administrative Agent prior to or simultaneously with such written request and”

3. Section 6.10 is hereby deleted in its entirety and shall be replaced by the following:

“6.10 Formation Documents. Subject to the last unnumbered paragraph of Article 5 hereof, the Borrower has delivered or caused to be delivered to the Administrative Agent true and complete copies of all Formation Documents of the Loan Parties, and all amendments thereto.”

4. Section 6.23.2 of the Loan Agreement is hereby amended by deleting the reference therein to “Schedule 6.4” and replacing same with “Schedule 6.14.2”.

5. Section 8.4.2 of the Loan Agreement is hereby amended by inserting the following text at the end thereof:

“without limiting, but notwithstanding, the foregoing, and for the avoidance of doubt, the Debt incurred under the that certain loan agreement dated February 11, 2014 entered into between the Borrower, as borrower, KeyBank, as administrative agent, and various lenders party thereto, is deemed to be Permitted Debt;”

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6. Section 8.16 of the Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

“8.16 Negative Pledge. Enter into any agreement subsequent to the Closing Date (other than a Loan Document and that certain Loan Agreement dated as of February 11, 2014, among the Borrower, as borrower, KeyBank, as administrative agent, and various lenders party thereto) which (a) prohibits the creation or assumption of any Lien upon any of the Borrowing Base Properties or the ownership interest therein, including, without limitation, any hereafter acquired property, (b) specifically prohibits the amendment or other modification of this Agreement or any other Loan Document, or (c) could reasonably be expected to have a Material Adverse Effect.”

7. Representations and Warranties.

(a) Borrower and each Loan Party hereby represents, warrants and covenants with Administrative Agent and the Lenders that, as of the date hereof:

(i) All representations and warranties made in the Loan Agreement and other Loan Documents remain and continue to be true and correct in all material respects, except (x) to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (y) that the representations and warranties contained in Section 6.8 of the Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.2.1 and Section 7.2.2 of the Loan Agreement, and (z) that the representations and warranties in Sections 6.4, 6.7, 6.9, and 6.14 of the Loan Agreement shall be deemed modified to the extent any modifications have been specifically disclosed in writing to Administrative Agent prior to or simultaneously with a written request for a Loan Advance and/or the issuance of a Letter of Credit.

(ii) To the knowledge of Borrower, there exists no Default or Event of Default under any of the Loan Documents.

(iii) This Amendment has been duly authorized, executed and delivered by each Loan Party so as to constitute the legal, valid and binding obligations of each such Loan Party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles.

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8. Upon the execution hereof, Borrower agrees to pay to Administrative Agent, for the benefit of each of the Lenders (a) a commitment fee in connection with this Amendment in the amount of $50,000.00 (based on ten (10) basis points of the aggregate Term Facility amount of $50,000,000.00) to be shared amongst the Lenders on a pro rata basis based on each Lender’s Term Commitment, and (b) all reasonable fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with this Amendment.

9. This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Agreement, and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Loan Agreement shall remain in full force and effect except as expressly provided in this Amendment. Except where the context clearly requires otherwise, all references to the Loan Agreement in any other Loan Document shall be to the Loan Agreement as amended by this Amendment.

10. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

11. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES ON FOLLOWING PAGE]

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It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

BORROWER:

CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership

By:	Cedar Realty Trust, Inc., its general partner

By:	/s/ BRENDA J. WALKER
Name:	Brenda J. Walker
Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

ADMINISTRATIVE AGENT AND LENDER:	KEYBANK NATIONAL ASSOCIATION, a national banking association

	By:	/s/ GREGORY W. LANE
	Name:	Gregory W. Lane
	Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ ASAD RAFIQ
Asad Rafiq
Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:	/s/ PETER J. OSTROWSKI
	Name:	Peter J. Ostrowski
	Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	REGIONS BANK

	By:	/s/ KYLE UPTON
	Name:	Kyle Upton
	Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	TD BANK, N.A.

	By:	/s/ SCOTT WISDOM
	Name:	Scott Wisdom
	Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ JOSHUA FREEDMAN
	Name:	Joshua Freedman
	Title:	Authorized Signatory

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ FREDERICK H. DENECKE
	Name:	Frederick H. Denecke
	Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	RAYMOND JAMES BANK, N.A.

	By:	/s/ JAMES M. ARMSTRONG
	Name:	James M. Armstrong
	Title:	Senior Vice President

[Signature page to First Amendment to Second Amended and Restated Loan Agreement]

LENDER:	GOLDMAN SACHS BANK USA

	By:	/s/ ASHWIN RAMAKRISHNA
	Name:	Ashwin Ramakrishna
	Title:	Authorized Signatory